UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 5, 2016

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events	3
SIGNATURE	4

Item 8.01	Other Events

Ensco plc (the “Company” or “Ensco”) has previously disclosed, including in the Company’s most recent Form 10-Q for the period ended September 30, 2015, that its customer Petrobras has alleged that there were irregularities with respect to the contracting of drillship DS-5 prior to the Company’s acquisition of Pride International, Inc. (“Pride”) in 2011. The alleged irregularities purportedly involved a former third-party marketing consultant of Pride to provide services in connection with the DS-5 drilling services contract.

As noted in our prior disclosures, the Company has conducted regular compliance reviews related to its business with Petrobras, and its audit committee engaged independent counsel in June 2015 to lead an investigation into alleged irregularities involving Petrobras. To date, the Company has found no evidence that Pride, the Company or any current or former employees were aware of or involved in any wrongdoing.

On January 4, 2016, the Company received a notice from Petrobras asserting that Petrobras believes the DS-5 drilling services contract is void effective January 4, 2016. Without specifying any supporting facts or conduct, Petrobras’ notice alleges that Pride had knowledge that the shipbuilder of DS-5 made improper payments to the former third-party marketing consultant who then shared the improper payments with former employees of Petrobras and that Pride may have assisted in or facilitated these improper payments. Contrary to Petrobras’ assertion, the Company has found no evidence that any current or former employee of Pride or Ensco was involved in any wrongdoing, had knowledge of any wrongdoing, or authorized the former third-party marketing consultant to engage in any wrongdoing on behalf of Pride or Ensco with respect to the shipbuilding contract for DS-5. The Company has not been contacted by other Brazil governmental authorities regarding alleged wrongdoing by Pride or Ensco or any current or former employees.

Ensco disagrees with Petrobras’ assertion that the DS-5 drilling services contract is void and intends to assert its legal rights under the drilling services contract. Ensco has responded accordingly to Petrobras notifying them of Ensco’s position. However, there can be no assurance that Petrobras will continue to perform its obligations under the contract or that Ensco will be able to enforce its legal rights thereunder.

Ensco’s other rigs operating for Petrobras - ENSCO 6001, 6002, 6003 and 6004 - continue to work under their contracts.

Statements contained in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements involving the Company’s intention to assert its rights with respect to the notice and the drilling services contract, the outcome of the independent investigation and any action that may be taken by a government authority. Such statements are subject to numerous risks, uncertainties and assumptions, including risks customarily associated with contract dispute resolution and enforcement of contractual rights and obligations. In addition, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in the Company’s subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of the Company’s website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date:	January 5, 2016	/s/ ROBERT W. EDWARDS III Robert W. Edwards III Vice President - Finance

4